United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2019

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, CA	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (231) 271-1600

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 11, 2019, the Board of Directors of Cadiz Inc. (the “Company”) approved Amendment No. 2 to the Bylaws of the Company (the “Bylaw Amendment”), supplementing the Company’s pre-existing Bylaws to incorporate, among other things, the following change:

At an annual meeting of stockholders, only such business shall be conducted at the annual meeting of stockholders as shall have been properly brought before the meeting, notice of such business must be received by the secretary of the Company not later than the 90th day, nor earlier than the 120th day in advance of the anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders (subject to certain exceptions if the annual meeting of stockholders is advanced or delayed a certain number of days). The notice must include specified information about the business desired to be brought before the meeting of stockholders, the proposing stockholder, the director nominees, beneficial ownership of Company securities, and certain voting and other arrangements, as applicable.

The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Important Additional Information

 The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2019 Annual Meeting of Stockholders. The Company has filed a definitive proxy statement and white proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. Stockholders of the Company are strongly encouraged to read such proxy statement, accompanying white proxy card and all other documents filed with the SEC carefully and in their entirety as they contain important information. Information regarding the identities of the Company’s directors, director nominees and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2019 Annual Meeting of Stockholders. Stockholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at www.cadizinc.com in the “Investor” section under “SEC Filings.”

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amendment No. 2 to the Bylaws of Cadiz Inc., effective June 11, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadiz Inc.

Date: June 17, 2019	By:	/s/ Timothy J. Shaheen
Timothy J. Shaheen
Chief Financial Officer

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